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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) DECEMBER 22, 2000


                             AFG Investment Trust D
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             (Exact name of registrant as specified in its charter)


         Delaware                 0-25648                        04-3157233
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(State or other jurisdiction    (Commission                    (IRS Employer
    of incorporation)           File Number)                Identification No.)


   200 Nyala Farms, Westport, Connecticut                              06880
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   (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (203) 341-0515




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          (Former name or former address, if changed since last report)


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) EXHIBITS

            Exhibit 4.1 Amended and Restated Voting and Tender Agreement dated as of December 22, 2000 by and between MILPI Acquisition Corp., PLM International, Inc. and the other parties thereto.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 28, 2000         AFG INVESTMENT TRUST D
                                 By:  AFG ASIT Corporation, as Managing Trustee


                                 By: /S/JAMES A. COYNE
                                    --------------------------------
                                    Name:  James A. Coyne
                                    Title: Senior Vice President


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                                  EXHIBIT INDEX




EXHIBIT
NUMBER    EXHIBIT NAME                                              LOCATION


4.1       Amended and Restated Voting and Tender Agreement       Filed herewith
          dated as of December 22, 2000 by and between MILPI
          Acquisition Corp., PLM International, Inc. and the other parties thereto.